Fees Summary	Aug. 13, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 300,150,000
Previously Paid Amount	0
Total Fee Amount	44,302.14
Total Offset Amount	0
Net Fee	$ 44,302.14